SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 2, 2011

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-6622	53-0261100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (this “Second Amendment”) updates information originally provided in a Current Report on Form 8-K, filed September 9, 2011 (the “Original Filing”) and a Current Report on Form 8-K/A, filed October 6, 2011 (the “First Amendment”). WRIT has previously reported in the Original Filing and the First Amendment closing on the first four out of five separate purchase and sale agreements with AP AG Portfolio, LLC to effectuate the sale of WRIT’s entire industrial portfolio and two office properties. Except for the following, this Second Amendment does not modify or update any other disclosure contained in the Original Filing and the First Amendment, and this Second Amendment should be read in conjunction with the Original Filing, the First Amendment and WRIT’s Current Report on Form 8-K, filed August 9, 2011.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 1, 2011, WRIT closed on the fifth and final purchase and sale agreement. The sales price under this agreement is $70,560,324. Under the terms of an amendment to Purchase and Sale Agreement #5, this sales price includes an $875,000 increase over the original sales price because WRIT prepaid the mortgage notes secured by Dulles Business Park prior to November 1, 2011. The $875,000 sales price increase partially offsets prepayment penalties of approximately $1.0 million.

The properties, purchase prices and actual closing dates under each of the purchase and sale agreements are as follows:

Purchase and Sale Agreement #1 ($51,674,074; closed on September 2, 2011):

1.	8880 Gorman Road

2.	Dulles South IV

3.	Fullerton Business Center

4.	Hampton Overlook

5.	Alban Business Center

Purchase and Sale Agreement #2 ($51,667,308; closed on September 2, 2011):

1.	Pickett Industrial Park

2.	Northern Virginia Industrial Park I

Purchase and Sale Agreement #3 ($132,419,061; closed on September 2, 2011):

1.	Albemarle Point

2.	270 Technology Park I

3.	270 Technology Park II

4.	The Crescent

5.	Fullerton Industrial Center

6.	Sully Square

7.	9950 Business Parkway

8.	Hampton South Phase I

9.	Hampton South Phase II

10.	8900 Telegraph Road

Purchase and Sale Agreement #4 ($44,554,233; closed on October 3, 2011):

1.	Northern Virginia Industrial Park II

Purchase and Sale Agreement #5 ($70,560,324 (including an $875,000 increase per the first amendment to this purchase and sale agreement); closed on November 1, 2011):

1.	6100 Columbia Park Road

2.	Dulles Business Park I

3.	Dulles Business Park II

The foregoing description of the purchase and sale agreements does not purport to be complete and is qualified in its entirety by reference to the purchase and sale agreements, copies of which were filed as Exhibits to the Current Report on Form 8-K filed on August 9, 2011.

ITEM 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial statements reflecting the disposition of the properties included in all five of the purchase and sale agreements listed above, as well as for Dulles Station, Phase I, which was sold on April 5, 2011, were filed as exhibit 99.1 to the Original Filing.

(d)	Exhibits

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

99.1	Press release issued November 1, 2011 regarding the completion of the final phase of the Industrial Portfolio sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:	/s/ Laura M. Franklin
Laura M. Franklin

Executive Vice President Accounting,
Administration and Corporate Secretary

Date: November 7, 2011